UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Geoffrey Way

Wayne, New Jersey 07470

(Address of principal executive offices)

Registrant’s telephone number, including area code (973) 617-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On June 23, 2005, Toys “R” Us, Inc. (the “Company”) announced that the stockholders of the Company voted to adopt the Agreement and Plan of Merger, dated March 17, 2005, among Global Toys Acquisition, LLC, Global Toys Acquisition Merger Sub, Inc. and the Company (the “Merger Agreement”) at a special meeting of the stockholders. In addition, the Company announced that on June 22, 2005, the Delaware Court of Chancery denied a motion for preliminary injunction and delay of the closing of the merger.

A copy of the press release issued by the Company on June 23, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	EXHIBITS

(c)	Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated June 23, 2005, of Toys “R” Us, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYS “R” US, INC.
(Registrant)

Date: June 23, 2005	By:	/s/ Raymond L. Arthur
		Name:	Raymond L. Arthur
		Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated June 23, 2005, of Toys “R” Us, Inc.